                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 30, 2003




                        FELCOR LODGING TRUST INCORPORATED
             (Exact name of registrant as specified in its charter)



              MARYLAND                                 1-14236                             75-2541756
    (State or other jurisdiction of            (Commission File Number)                   (IRS Employer
            incorporation)                                                             Identification No.)


  545 E. JOHN CARPENTER FREEWAY
               SUITE 1300
             IRVING, TEXAS                                          75062
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (972) 444-4900

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 30, 2003, FelCor Lodging Trust Incorporated issued a press release announcing its results of operations for the quarterly and six month period ended June 30, 2003, and published its Second Quarter 2003 Supplemental Information, which provides additional corporate data, financial highlights and portfolio statistical data for the quarter and six months ended June 30, 2003. Copies of the press release and the Second Quarter 2003 Supplemental Information are furnished herewith as Exhibits 99.1 and 99.2, respectively. Copies of the foregoing are also available on FelCor's website at www.felcor.com, on its Investor Relations page in the "Financial Reports" section.

         The information provided in response to this Item 12, including Exhibits 99.1 and 99.2, shall not be deemed "filed" with the Securities and Exchange Commission, nor incorporated by reference into any registration statement filed by FelCor Lodging Trust Incorporated under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

                                  EXHIBIT INDEX

      EXHIBIT     DESCRIPTION
      -------     -----------

       99.1-      Press release issued by FelCor Lodging Trust Incorporated on
                  July 30, 2003, announcing its results of operations for the quarterly and six month period ended June 30, 2003.

       99.2-      Second Quarter 2003 Supplemental Information, published by
                  FelCor Lodging Trust Incorporated on July 30, 2003, providing additional corporate data, financial highlights and portfolio statistical data for the quarter and six months ended June 30, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FELCOR LODGING TRUST INCORPORATED




Date:   July 30, 2003             By:  /s/  Richard J. O'Brien
                                     ------------------------------------------
                                         Name:    Richard J. O'Brien
                                         Title:   Executive Vice President and
                                                  Chief Financial Officer